RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - EMERGING MARKETS FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                                AFFIRMATIVE                                       WITHHOLD
    Kathleen Blatz                             276,851,373.92                                   7,298,877.77
    Arne H. Carlson                            276,511,870.71                                   7,638,380.98
    Patricia M. Flynn                          276,964,248.08                                   7,186,003.61
    Anne P. Jones                              276,635,930.91                                   7,514,320.78
    Jeffrey Laikind                            276,790,693.05                                   7,359,558.64
    Stephen R. Lewis, Jr.                      276,910,463.77                                   7,239,787.92
    Catherine James Paglia                     276,453,387.47                                   7,696,864.22
    Vikki L. Pryor                             276,997,182.47                                   7,153,069.22
    Alan K. Simpson                            275,384,752.81                                   8,765,498.88
    Alison Taunton-Rigby                       276,841,108.94                                   7,309,142.75
    William F. Truscott                        277,037,433.04                                   7,112,818.65

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  272,014,409.95              7,986,348.28            4,149,493.46                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  273,964,329.30              5,715,294.88            4,470,627.51                  0.00

APPROVE A SUBADVISORY AGREEMENT BETWEEN RIVERSOURCE INVESTMENTS AND THREADNEEDLE INTERNATIONAL LIMITED

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  273,588,190.80              6,015,058.01            4,547,002.88                  0.00


APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  273,708,179.24              5,752,256.90            4,689,815.55                  0.00


TEN PERCENT LIMITATION IN SINGLE ISSUER

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  272,646,108.43              7,010,926.72            4,493,216.54                  0.00


LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  272,717,951.24              8,152,700.73            3,279,599.72                  0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  270,885,507.78              8,372,502.81            4,892,241.10                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                                AFFIRMATIVE                                       WITHHOLD
    Kathleen Blatz                             528,057,932.89                                  13,320,413.62
    Arne H. Carlson                            526,747,600.30                                  14,630,746.21
    Patricia M. Flynn                          528,052,990.56                                  13,325,355.95
    Anne P. Jones                              526,751,661.69                                  14,626,684.82
    Jeffrey Laikind                            527,130,273.04                                  14,248,073.47
    Stephen R. Lewis, Jr.                      527,773,263.70                                  13,605,082.81
    Catherine James Paglia                     527,981,036.87                                  13,397,309.64
    Vikki L. Pryor                             528,082,178.68                                  13,296,167.83
    Alan K. Simpson                            525,968,530.14                                  15,409,816.37
    Alison Taunton-Rigby                       527,627,651.65                                  13,750,694.86
    William F. Truscott                        527,883,090.41                                  13,495,256.10

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 519,418,032.08              13,632,053.92            8,328,260.51                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 522,303,220.00              10,552,394.29            8,522,732.22                  0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 521,480,554.32              10,957,148.18            8,940,644.01                  0.00


TEN PERCENT LIMITATION IN SINGLE ISSUER

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 519,357,149.01              12,979,931.88            9,041,265.62                  0.00


LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 520,057,110.56              14,120,621.43            7,200,614.52                  0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 516,892,461.73              15,472,013.26            9,013,871.52                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                               AFFIRMATIVE                                        WITHHOLD
    Kathleen Blatz                           1,201,134,196.61                                  38,021,279.30
    Arne H. Carlson                          1,197,800,856.47                                  41,354,619.44
    Patricia M. Flynn                        1,201,971,297.70                                  37,184,178.21
    Anne P. Jones                            1,199,002,807.77                                  40,152,668.14
    Jeffrey Laikind                          1,199,545,716.44                                  39,609,759.47
    Stephen R. Lewis, Jr.                    1,200,042,025.06                                  39,113,450.85
    Catherine James Paglia                   1,201,473,348.29                                  37,682,127.62
    Vikki L. Pryor                           1,201,772,289.07                                  37,383,186.84
    Alan K. Simpson                          1,195,057,820.84                                  44,097,655.07
    Alison Taunton-Rigby                     1,201,135,792.96                                  38,019,682.95
    William F. Truscott                      1,200,784,029.91                                  38,371,446.00

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,174,919,271.96           37,918,717.84            26,317,486.11                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,183,585,773.43           28,595,391.73            26,974,310.75                  0.00

APPROVE A SUBADVISORY AGREEMENT BETWEEN RIVERSOURCE INVESTMENTS AND THREADNEEDLE INTERNATIONAL LIMITED

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,184,196,955.16           26,840,205.00            28,118,315.75                  0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION
                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,179,489,933.10           30,852,231.36            28,813,311.45                  0.00


TEN PERCENT LIMITATION IN SINGLE ISSUER

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,176,525,536.77           34,379,477.28            28,250,461.86                  0.00


LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,182,197,867.95           35,477,500.62            21,480,107.34                  0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 1,169,685,314.04           41,154,841.31            28,315,320.56                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                               AFFIRMATIVE                                        WITHHOLD
    Kathleen Blatz                           2,483,709,606.01                                  75,292,425.37
    Arne H. Carlson                          2,478,447,199.60                                  80,554,831.78
    Patricia M. Flynn                        2,485,146,930.87                                  73,855,100.51
    Anne P. Jones                            2,478,456,560.65                                  80,545,470.73
    Jeffrey Laikind                          2,482,101,735.62                                  76,900,295.76
    Stephen R. Lewis, Jr.                    2,483,294,041.97                                  75,707,989.41
    Catherine James Paglia                   2,483,550,692.37                                  75,451,339.01
    Vikki L. Pryor                           2,484,723,002.18                                  74,279,029.20
    Alan K. Simpson                          2,473,102,078.82                                  85,899,952.56
    Alison Taunton-Rigby                     2,483,189,457.71                                  75,812,573.67
    William F. Truscott                      2,485,871,366.73                                  73,130,664.65

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 2,414,566,384.29           91,047,350.07            53,388,297.02                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 2,441,761,446.78           60,665,255.05            56,575,329.55                  0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 2,437,108,275.60           65,326,352.86            56,567,402.92                  0.00


TEN PERCENT LIMITATION IN SINGLE ISSUER

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 2,431,294,135.49           73,602,942.81            54,104,953.08                  0.00


LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 2,443,266,097.85           70,473,236.39            45,262,697.14                  0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                 2,420,429,396.35           79,420,612.46            59,152,022.57                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                                 AFFIRMATIVE                                       WITHHOLD
    Kathleen Blatz                              13,324,963.73                                      58,310.49
    Arne H. Carlson                             13,324,963.73                                      58,310.49
    Patricia M. Flynn                           13,324,963.73                                      58,310.49
    Anne P. Jones                               13,324,963.73                                      58,310.49
    Jeffrey Laikind                             13,324,963.73                                      58,310.49
    Stephen R. Lewis, Jr.                       13,324,963.73                                      58,310.49
    Catherine James Paglia                      13,324,963.73                                      58,310.49
    Vikki L. Pryor                              13,324,963.73                                      58,310.49
    Alan K. Simpson                             13,324,963.73                                      58,310.49
    Alison Taunton-Rigby                        13,324,963.73                                      58,310.49
    William F. Truscott                         13,324,963.73                                      58,310.49

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  13,116,263.05                93,032.89                173,978.28                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  12,941,901.31               267,394.63                173,978.28                  0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  13,202,556.45                 7,677.32                173,040.45                  0.00


LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  13,273,267.48                50,304.90                 59,701.84                  0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  12,935,524.66               274,709.11                173,040.45                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                                AFFIRMATIVE                                       WITHHOLD
    Kathleen Blatz                             255,203,414.61                                   8,009,692.04
    Arne H. Carlson                            254,499,319.21                                   8,713,787.44
    Patricia M. Flynn                          255,218,842.11                                   7,994,264.54
    Anne P. Jones                              254,496,486.95                                   8,716,619.70
    Jeffrey Laikind                            254,904,674.96                                   8,308,431.69
    Stephen R. Lewis, Jr.                      255,086,493.15                                   8,126,613.50
    Catherine James Paglia                     255,102,333.98                                   8,110,772.67
    Vikki L. Pryor                             255,223,644.66                                   7,989,461.99
    Alan K. Simpson                            253,954,247.17                                   9,258,859.48
    Alison Taunton-Rigby                       254,954,485.42                                   8,258,621.23
    William F. Truscott                        255,076,936.01                                   8,136,170.64

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  250,478,755.97             7,347,618.04             5,386,732.64                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  251,432,812.78             6,546,920.72             5,233,373.15                  0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  249,542,985.96             8,133,700.42             5,536,420.27                  0.00


TEN PERCENT LIMITATION IN SINGLE ISSUER

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  248,821,337.63             8,595,295.43             5,796,473.59                  0.00


LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  250,338,444.34             8,377,730.85             4,496,931.46                  0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  247,984,299.56             9,235,248.94             5,993,558.15                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                                 AFFIRMATIVE                                       WITHHOLD
    Kathleen Blatz                              14,055,961.94                                     336,777.60
    Arne H. Carlson                             14,044,277.94                                     348,461.60
    Patricia M. Flynn                           14,055,961.94                                     336,777.60
    Anne P. Jones                               14,055,961.94                                     336,777.60
    Jeffrey Laikind                             14,044,277.94                                     348,461.60
    Stephen R. Lewis, Jr.                       14,044,277.94                                     348,461.60
    Catherine James Paglia                      14,055,961.94                                     336,777.60
    Vikki L. Pryor                              14,055,961.94                                     336,777.60
    Alan K. Simpson                             14,027,637.60                                     365,101.94
    Alison Taunton-Rigby                        14,044,277.94                                     348,461.60
    William F. Truscott                         14,044,277.94                                     348,461.60

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  13,818,815.63                369,876.42               204,047.49                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  13,996,419.17                138,119.83               258,200.54                  0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  13,914,715.22                213,090.53               264,933.79                  0.00


LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  13,933,876.97                215,436.99               243,425.58                  0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  13,787,147.23                272,938.94               332,653.37                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - NEW DIMENSIONS FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

                  AFFIRMATIVE                  AGAINST                 ABSTAIN               BROKER NON-VOTES
                1,849,015,736.72             65,650,586.64           69,850,558.14                  0.00

ELECTION OF BOARD MEMBERS

                                               AFFIRMATIVE                                        WITHHOLD
    Kathleen Blatz                           1,897,174,343.48                                  87,342,538.02
    Arne H. Carlson                          1,892,681,830.48                                  91,835,051.02
    Patricia M. Flynn                        1,899,349,651.21                                  85,167,230.29
    Anne P. Jones                            1,894,418,486.12                                  90,098,395.38
    Jeffrey Laikind                          1,895,329,950.46                                  89,186,931.04
    Stephen R. Lewis, Jr.                    1,897,398,363.50                                  87,118,518.00
    Catherine James Paglia                   1,897,858,066.96                                  86,658,814.54
    Vikki L. Pryor                           1,897,822,683.02                                  86,694,198.48
    Alan K. Simpson                          1,888,647,414.56                                  95,869,466.94
    Alison Taunton-Rigby                     1,896,689,568.96                                  87,827,312.54
    William F. Truscott                      1,897,055,174.84                                  87,461,706.66

APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                1,837,924,351.08             73,345,839.14           73,246,691.28                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                1,842,142,481.45             67,864,278.35           74,510,121.70                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                                AFFIRMATIVE                                      WITHHOLD
    Kathleen Blatz                             369,800,743.48                                  12,729,009.43
    Arne H. Carlson                            368,994,186.77                                  13,535,566.14
    Patricia M. Flynn                          370,038,598.03                                  12,491,154.88
    Anne P. Jones                              369,330,919.57                                  13,198,833.34
    Jeffrey Laikind                            369,705,565.28                                  12,824,187.63
    Stephen R. Lewis, Jr.                      370,093,370.62                                  12,436,382.29
    Catherine James Paglia                     370,053,733.80                                  12,476,019.11
    Vikki L. Pryor                             370,095,353.53                                  12,434,399.38
    Alan K. Simpson                            368,396,927.46                                  14,132,825.45
    Alison Taunton-Rigby                       370,089,820.54                                  12,439,932.37
    William F. Truscott                        369,857,834.09                                  12,671,918.82

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  361,632,122.96            12,710,481.65             8,187,148.30                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  364,517,569.91            10,226,899.05             7,785,283.95                  0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  362,682,551.15            12,530,589.45             7,316,612.31                  0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  360,952,682.98            13,384,753.65             8,192,316.28                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                                AFFIRMATIVE                                       WITHHOLD
    Kathleen Blatz                             228,140,880.11                                   7,455,519.08
    Arne H. Carlson                            227,740,327.26                                   7,856,071.93
    Patricia M. Flynn                          228,437,608.48                                   7,158,790.71
    Anne P. Jones                              227,826,391.12                                   7,770,008.07
    Jeffrey Laikind                            228,356,429.27                                   7,239,969.92
    Stephen R. Lewis, Jr.                      228,150,029.67                                   7,446,369.52
    Catherine James Paglia                     228,253,864.32                                   7,342,534.87
    Vikki L. Pryor                             228,424,725.20                                   7,171,673.99
    Alan K. Simpson                            227,257,630.67                                   8,338,768.52
    Alison Taunton-Rigby                       228,158,394.23                                   7,438,004.96
    William F. Truscott                        228,292,936.93                                   7,303,462.26

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  224,321,481.67             6,060,917.13             5,214,000.39                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  225,144,107.80             5,095,530.22             5,356,761.17                  0.00

APPROVE A SUBADVISORY AGREEMENT BETWEEN RIVERSOURCE INVESTMENTS AND KENWOOD CAPITAL MANAGEMENT LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  224,133,726.11             5,553,438.37             5,909,234.71                  0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  224,798,440.10             5,295,473.22             5,502,485.87                  0.00


TEN PERCENT LIMITATION IN SINGLE ISSUER

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  223,849,982.55             6,167,035.36             5,579,381.28                  0.00


LENDING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  224,373,586.11             6,340,384.13             4,882,428.95                  0.00


BORROWING

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  222,473,611.83             7,390,201.71             5,732,585.65                  0.00

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  635,574,201.54             19,406,173.83           16,586,274.11                  0.00

ELECTION OF BOARD MEMBERS

                                                AFFIRMATIVE                                      WITHHOLD
    Kathleen Blatz                             648,276,514.93                                  23,290,134.55
    Arne H. Carlson                            645,719,654.01                                  25,846,995.47
    Patricia M. Flynn                          649,242,808.85                                  22,323,840.63
    Anne P. Jones                              647,025,911.37                                  24,540,738.11
    Jeffrey Laikind                            646,904,820.16                                  24,661,829.32
    Stephen R. Lewis, Jr.                      648,169,765.33                                  23,396,884.15
    Catherine James Paglia                     648,332,173.69                                  23,234,475.79
    Vikki L. Pryor                             648,770,307.29                                  22,796,342.19
    Alan K. Simpson                            644,845,270.22                                  26,721,379.26
    Alison Taunton-Rigby                       648,179,495.97                                  23,387,153.51
    William F. Truscott                        648,398,710.46                                  23,167,939.02

APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  630,142,175.34             23,518,310.06           17,906,164.08                  0.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                    AFFIRMATIVE                 AGAINST                  ABSTAIN             BROKER NON-VOTES
                  632,765,051.57             20,774,121.70           18,027,476.21                  0.00